SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: October 10, 2002


                                 PIZZA INN, INC.

             (Exact name of registrant as specified in its charter)



          MISSOURI                    0-12919               47-0654575
(State  or  other  jurisdiction     (Commission      (I.R.S.  Employer
of  incorporation  or  organization) File  Number)Identification  Number)


                    3551 PLANO PARKWAY, THE COLONY, TX 75056

               (Address of principal executive offices)(zip code)



      Telephone number of registrant, including area code:  (469) 384-5000




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ITEM  9.  REGULATION  FD  DISCLOSURE.


The Board of Directors of Pizza Inn, Inc. has approved an amendment to the Amended and Restated By-Laws of the Company eliminating cumulative voting for the election of directors, modifying the By-Laws in the following manner:

Section  5.  No  Cumulative Voting. Unless otherwise provided in the Articles of
----------------------------------
Incorporation,  cumulative  voting is not permitted with respect to the election
--
of directors and, thus, no shareholder entitled to vote in the election of directors shall have the right to cast as many votes in the aggregate as shall equal the number of votes held by the shareholder in the Corporation, multiplied by the number of directors to be elected at the election, for one candidate, or distribute them among two or more candidates.

This amendment is effective immediately and will apply to the election of directors at the Company's annual shareholder's meeting that is scheduled to be held in December 2002.




                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              PIZZA  INN,  INC.


                              By:  _/s/ Ronald W. Parker
                          Ronald  W.  Parker,  President  and
                              Chief  Executive  Officer

Date:  October  10,  2002